Supplement dated July 22, 2024, to the Statutory Prospectus dated May 1, 2024 for the following variable universal life policies issued by Pacific Life Insurance Company :

Pacific Select VUL 2 MVP VUL 11 MVP VUL 11 LTP

The purpose of this supplement is to announce certain policy changes effective July 26, 2024. This supplement must be preceded or accompanied by the Statutory Prospectus for your Policy, as supplemented. Capitalized terms used in this supplement are defined in your Prospectus unless otherwise defined herein. "We'', "us'', or "our" refer to Pacific Life Insurance Company; "you" or "your" refer to the Policy Owner. You can obtain a copy of the current Prospectus by contacting us at (800) 347-7787. Please retain this supplement for future reference.

Effective July 26, 2024, the Flexible Duration No-Lapse Guarantee Rider is available for purchase on newly issued policies, in accordance with the terms described in the prospectus. The prior supplement announcing the discontinuation of the Rider, filed on April 18, 2024, is hereby deleted in its entirety. Additionally, the following language is added to the Rider Eligibility subsection in the “Flexible Duration No-Lapse Guarantee (FDNLG)” section of the prospectus.

•	This Rider may only be elected for one policy among Pacific Select VUL 2, MVP VUL 11, and MVP VUL 11 LTP policies per Insured.

Form No. 15-53310-00